FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2013

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in their charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois		60602
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

Effective July 19, 2013, the Board of Directors of Telephone and Data Systems, Inc. (“TDS”) adopted certain amendments to the TDS Bylaws.

The amendments are related to the fact that, as previously disclosed, Kenneth R. Meyers, who has been TDS’ Executive Vice President and Chief Financial Officer, was appointed as President and Chief Executive Officer of TDS’ subsidiary, United States Cellular Corporation (“U.S. Cellular”), effective June 22, 2013.

The amendments to the TDS Bylaws remove the office of Executive Vice President and Chief Financial Officer and, accordingly, Mr. Meyers ceased to hold such office on July 19, 2013.

The amendments also specify that the Controller is the chief financial officer of TDS, in addition to being the chief accounting officer of TDS.  Accordingly, effective July 19, 2013, Douglas D. Shuma, Senior Vice President and Controller of the Company, is the chief financial officer as well as the chief accounting officer of TDS.

As amended, the Bylaws provide that the Treasurer, Controller, Corporate Relations Officer and Secretary, who had reported to the Executive Vice President and Chief Financial Officer, now report to the President and Chief Executive Officer, together with the Chief Information Officer, who previously reported to the President and Chief Executive Officer.

As a result of the foregoing changes effected by the amendment of the Bylaws, the following responds to each of the applicable requirements under Item 5.02.

(a)         N/A – this Form 8-K does not report the resignation of any directors of TDS.  Kenneth R. Meyers is currently and will continue to serve as a director of TDS, and as a member of its Pricing Committee together with LeRoy T. Carlson, Jr.  In addition, Kenneth R. Meyers is currently and will continue to serve as a director of U.S. Cellular, and as a member of its Pricing Committee together with LeRoy T. Carlson, Jr.

(b)           As noted above, Kenneth R. Meyers ceased to be Executive Vice President and Chief Financial Officer of TDS on July 19, 2013.  As a result, Mr. Meyers will cease to be included as a named executive officer in the Summary Compensation Table of the TDS proxy statement in such capacity for compensation after 2013 (but will continue to be included as a named executive officer in the Summary Compensation Table of the TDS proxy statement in his capacity as President and Chief Executive Officer of U.S. Cellular, since the President and Chief Executive Officer of U.S. Cellular is deemed to be an executive officer of TDS under SEC rules and is one of the three highest paid executive officers of TDS other than the chief executive officer or chief financial officer of TDS).

(c)           (1)           As noted above, Douglas D. Shuma, Senior Vice President and Controller of TDS, became the chief financial officer of TDS on July 19, 2013.  As a result, Mr. Shuma will be a named executive officer in the Summary Compensation Table of the TDS proxy statement beginning in the 2014 proxy statement, since the Summary Compensation Table requires the disclosure of all individuals serving as the chief financial officer during the year regardless of compensation level.

                                (2)           Mr. Shuma is 52 years old.

There is no executory arrangement or understanding between Mr. Shuma and any other person pursuant to which he was selected to serve in any office of TDS.

Mr. Shuma has no family relationship with any director or executive officer or person nominated or chosen by TDS to become an executive officer of TDS.

Mr. Shuma was appointed Senior Vice President and Controller of TDS on September 1, 2007. Prior to that time, Mr. Shuma was a consultant at Douglas Financial Consultants, a company that he founded, since 2006. Before that time, he was the Vice President and Controller of Baxter International Inc. for over five years.

Mr. Shuma was appointed Chief Accounting Officer of U.S. Cellular and TDS Telecom in 2011.

Mr. Shuma is a Certified Public Accountant (inactive).

Mr. Shuma is not, and has not been during the past five years, a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Since the beginning of 2012, there has not been any transaction, or series of similar transactions, and there is not currently any proposed transaction, or series of similar transactions, to which TDS or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000, in which Mr. Shuma or any of his immediate family members had or will have a direct or indirect material interest.

                (3)           TDS has not entered into or materially amended any material plan, contract or arrangement with Mr. Shuma in connection with the foregoing.

(d)           N/A – this Form 8-K does not report the election of any directors.  As noted above, Kenneth R. Meyers is and will continue to serve as a director of TDS and as a member of its Pricing Committee.

(e)           See item (c)(3) above with respect to Mr. Shuma.  TDS has not entered into or materially amended any material plan, contract or arrangement with Mr. Meyers in connection with the foregoing.  U.S. Cellular expects to enter into a letter agreement with Mr. Meyers relating to his appointment as President and Chief Executive Officer, which will be filed on a Form 8-K by U.S. Cellular.

Item 5.03.  Amendment to Articles of Incorporation or Bylaws, Change in Fiscal Year

This information is incorporated herein by reference from Item 5.02 above.

The foregoing description is qualified by reference to the copy of the amended Bylaws attached hereto as Exhibit 3.1, which are incorporated by reference herein.  The attached Bylaws are marked to show changes made.  An unmarked, clean copy of the Bylaws will be posted to the TDS website at www.teldta.com  under Corporate Governance.

Item 9.01.  Financial Statements and Exhibits

(d)        Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date:	July 22, 2013

By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Controller

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description

3.1	Restated Bylaws of TDS